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                                                                    Exhibit 10.6

                      BROOKDALE LIVING COMMUNITIES, INC.

                            SUBSCRIPTION AGREEMENT
                            ----------------------

          WHEREAS, pursuant to the Certificate of Incorporation of Brookdale Living Communities, Inc. (the "Company"), which was filed with the State of Delaware on September 4, 1996, the Company has been authorized to issue 100 shares of common stock, par value $.01 per share (the "Common Stock");

          WHEREAS, the undersigned wishes to subscribe for and acquire all of the authorized shares of Common Stock on the terms and subject to the conditions set forth below; and

          WHEREAS, by unanimous action by the Board of Directors of the Company, the Company has determined to issue all of the authorized shares of Common Stock to the undersigned.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          1. Subscription. The undersigned does hereby subscribe for and promises to pay for and acquire 100 shares of Common Stock (the "Shares") for the sum of $1,000, which sum shall be payable to the Company in cash in a single sum on demand by the Company.

          2. Representations and Warranties. The undersigned represents and warrants to the Company, its sole incorporator and its Board of Directors that:

          (a) this subscription is made and such Shares will be acquired by the undersigned solely for investment purposes and with no present intention to sell or otherwise dispose of the same or any part thereof, other than to the Company in accordance with the mandatory call provisions set forth herein;

          (b) the undersigned neither has knowledge of nor anticipates any circumstance, condition or event which might hereafter occur which would cause the sale of such Shares by the undersigned, other than in accordance with the mandatory call provisions set forth herein;

          (c) upon the delivery of a certificate evidencing such Shares the undersigned will execute and deliver to and for the benefit of the Company such additional instruments as the Company may require to evidence such intent; and

          (d) this subscription is made and such Shares will be accepted by the undersigned with the understanding that such shares will not have been registered under the Securities Act
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     of 1933, as amended (the "Act"), or the equivalent securities laws of any
     State and the Company has no present intention to register the same under the Act or any such laws.

          3. Mandatory Call. Anything herein to the contrary notwithstanding, at any time at its option, the Company may repurchase any or all of the Shares issued to the undersigned for $10.00 per Share.

          4. Legend. Each certificate representing the Shares of Common Stock subject to this Subscription Agreement shall bear the following legend:

          THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAW, AND CANNOT BE TRANSFERRED IN THE ABSENCE OF REGISTRATION AND QUALIFICATION UNLESS IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION REQUIREMENTS IS AVAILABLE. ANY SALE, TRANSFER, ASSIGNMENT, EXCHANGE, DONATION, GIFT, DISTRIBUTION, PLEDGE, HYPOTHECATION OR ENCUMBRANCE OF THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS, INCLUDING WITHOUT LIMITATION, THE MANDATORY CALL PROVISIONS, OF A SUBSCRIPTION AGREEMENT DATED AS OF SEPTEMBER 4, 1996 BY AND BETWEEN THE COMPANY AND MICHAEL W. RESCHKE.

          5. Assignment. This subscription and the rights, benefits and privileges hereunder may not be transferred or assigned.

          Dated as of the 4th day of September, 1996.


                                       /s/ Michael W. Reschke
                                       --------------------------------------
                                       Michael W. Reschke


Agreed to and Acknowledged as of
the 4th day of September, 1996:

BROOKDALE LIVING COMMUNITIES, INC.


By: /s/ Mark J. Schulte
   -------------------------------
Name:  Mark J. Schulte
Its:   President



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